UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2023

THIRD COAST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41028	46-2135597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20202 Highway 59 North, Suite 190 Humble, Texas	77338
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 446-7000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00 per share	TCBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2023, the Board of Directors (the “Board”) of Third Coast Bancshares, Inc. (the “Company”) appointed Michael Deckert as Executive Vice President and Chief Operating Officer of the Company. Mr. Deckert, 45, has served as Chief Operating Officer of Third Coast Bank, SSB, the Company’s wholly owned subsidiary bank (the “Bank”), since January 2022. Prior to joining the Bank, Mr. Deckert was employed by Fifth Third Bank, National Association, a national banking association headquartered in Cincinnati, Ohio, where he served as Senior Capital Planning Manager, Oversight & Controls beginning in March 2015, Co-Lead of Commercial Banking Go-to-Market Strategy beginning in October 2016, and Director of Commercial Support & Administration beginning in September 2018.

There are no family relationships between Mr. Deckert and any director or other executive officer of the Company, or with any person selected to become an executive officer or a director of the Company, nor are there any arrangements or understandings between Mr. Deckert and other persons pursuant to which he was appointed as an executive officer of the Company. Mr. Deckert does not have any direct or indirect material interest in any transaction, or proposed transaction, in which the Company was, or is to be, a participant that would require disclosure under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On February 16, 2023, the Board appointed (i) Vicki Alexander as Executive Vice President and Chief Risk and Compliance Officer of the Company, (ii) William Bobbora as Executive Vice President and Chief Banking Officer of the Company, (iii) Audrey A. Duncan as Senior Executive Vice President and Chief Credit Officer of the Company, and (iv) Christopher Peacock as Executive Vice President and Chief Retail Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD COAST BANCSHARES, INC.

Date: February 22, 2023	By:	/s/ R. John McWhorter
R. John McWhorter
Chief Financial Officer